SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            BIG FOOT FINANCIAL CORP.
                            ------------------------
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------\
    2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

       ------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------
    5) Total fee paid:



/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------
    3) Filing Party:

       ------------------------------------------------------------------------
    4) Date Filed:
       ------------------------------------------------------------------------

                    [Letterhead of Big Foot Financial Corp.]








                                        September 17, 1999


Dear Shareholder:

         You are cordially invited to attend the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Big Foot Financial Corp. (the "Company"), the holding company for Fairfield Savings Bank, F.S.B. (the "Bank"), Long Grove, Illinois, which will be held on October 19, 1999 at the Holiday Inn Mundelein, located at 510 East Route 83, Mundelein, Illinois 60060 at 2:00 p.m., Central Daylight Time.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business that we will transact at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of the Company and the Bank, and you will have an opportunity to ask questions. We also expect representatives of the accounting firm of KPMG LLP to be present at the Annual Meeting to respond to questions.

         The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each of these matters.

         Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the Annual Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU CANNOT ATTEND.

          IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE ANNUAL MEETING. EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF THE COMPANY'S COMMON STOCK.

         On behalf of the Board of Directors and the employees of the Company and the Bank, we thank you for your continued support and appreciate your interest.


                                          Sincerely yours,



                                          /s/ George M. Briody
                                          --------------------
                                          George M. Briody
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            BIG FOOT FINANCIAL CORP.
                          OLD MCHENRY ROAD AND ROUTE 83
                           LONG GROVE, ILLINOIS 60047
                                 (847) 634-2100

                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS

                     DATE:  TUESDAY, OCTOBER 19, 1999
                     TIME:  2:00 P.M., CENTRAL DAYLIGHT TIME
                     PLACE: HOLIDAY INN MUNDELEIN
                            510 EAST ROUTE 83
                            MUNDELEIN, ILLINOIS 60060


         At our 1999 Annual Meeting, we will ask you to:

         o Elect one candidate to serve as a director for a three-year term expiring at the 2002 annual meeting;

         o Ratify the appointment of KPMG LLP as independent public accountants for the fiscal year ending June 30, 2000; and

         o Transact any other business as may properly come before the Annual Meeting.

         You may vote at the Annual Meeting and at any adjournment or postponement thereof if you were a shareholder of the Company at the close of business on September 3, 1999, the record date.

                                       By Order of the Board of Directors,


                                       /s/ Barbara J. Urban
                                       --------------------
                                       Barbara J. Urban
                                       SECRETARY
Long Grove, Illinois
September 17, 1999


================================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE ANNUAL MEETING.
================================================================================

                PROXY STATEMENT FOR THE BIG FOOT FINANCIAL CORP.
                       1999 ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY WE SENT YOU THIS PROXY STATEMENT

         We have sent to the shareholders of Big Foot Financial Corp. (the "Company") this Proxy Statement and enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card, and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled "Voting Rights."

         We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about September 17, 1999 to all shareholders entitled to vote. If you owned shares of the Company's common stock at the close of business on September 3, 1999, the record date, you are entitled to vote at the Annual Meeting. On the record date, there were 2,255,949 shares of common stock issued and outstanding.

QUORUM

           A quorum of shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of at least a majority of the total number of votes eligible to be cast in the election of directors generally by the holders of the outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum.

VOTING RIGHTS

         You are entitled to one vote at the Annual Meeting for each share of the Company's common stock that you owned at the close of business on September 3, 1999. Our Articles of Incorporation provide restrictions on the voting of our common stock if you beneficially own more than 10% of our outstanding common stock. The number of shares you own (and may vote) is listed on the enclosed proxy card.

         You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which we will provide to you at the Annual Meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete and sign your proxy card and send it to us in time to vote, your "proxy" (ONE OF THE INDIVIDUALS NAMED ON YOUR PROXY CARD) will vote your shares as you have directed. IF YOU SIGN THE PROXY CARD BUT DO NOT SPECIFY HOW YOU WANT TO VOTE YOUR SHARES, YOUR PROXY WILL VOTE YOUR SHARES FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

           If any other matters are presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy Statement, we know of no other matters that may be presented at the Annual Meeting, other than those discussed in this Proxy Statement.

VOTE REQUIRED


 PROPOSAL 1:                     Directors are elected by a plurality vote.
 Elect One Director              Because there is only one nominee for director,
                                 he will be elected if there are more votes
                                 "for" than votes "against." So, if you do not vote for the nominee, or you indicate "withhold authority" on your proxy card, your vote will not count "for" or "against" the nominee.

 PROPOSAL 2:                     The affirmative vote of a majority of the
 Ratify Appointment              shares present in person or by proxy at the
 of Independent                  Annual Meeting and entitled to vote on this
 Public Accountants              proposal is required to ratify the appointment
                                 of KPMG LLP as the Company's independent public accountants. So, if you "abstain" from voting, it will have the same effect as if you voted
                                 "against" this proposal.


EFFECT OF BROKER NON-VOTES

         If your broker holds shares that you own in "street name," the broker may vote your shares on the two proposals listed above even if the broker does not receive instructions from you. If your broker does not vote on Proposal 1 or 2, this will constitute a "broker non-vote." A broker non-vote will not be counted as having voted in person or by proxy and will have no effect on the outcome of the election of a director or the ratification of the appointment of our independent public accountants.

CONFIDENTIAL VOTING POLICY

         We maintain a policy of keeping shareholder votes confidential. We only let our Inspector of Election, Harris Trust and Savings Bank, examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward any written comments that you may have to management.

REVOKING YOUR PROXY

         You may revoke your proxy at any time before it is actually voted at the Annual Meeting by:

         o Filing with the Secretary of the Company a letter revoking the proxy;
         o     Submitting another signed proxy with a later date; or
         o Attending the Annual Meeting and voting in person, provided you file a written revocation with the Secretary of the Annual Meeting prior to voting.

         IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of the Company's common stock.

SOLICITATION OF PROXIES

         The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company and the Bank may solicit proxies by:

         o        mail;
         o        telephone; and
         o        other forms of communication.

         We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. In addition, we have hired Morrow & Co. to assist in the solicitation of proxies for a fee of $3,000, plus reimbursement of expenses.

OBTAINING AN ANNUAL REPORT ON FORM 10-K

         If you would like a copy of our Annual Report on Form 10-K for the year ended June 30, 1999, which we will file with the SEC, we will send you one (without exhibits) free of charge. Please write to:

         Timothy L. McCue
         Senior Vice President and Chief Financial Officer
         Big Foot Financial Corp.
         1190 RFD
         Long Grove, Illinois 60047-7304

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF THE COMPANY

         The following table shows certain information for persons who we know "beneficially owned" 5% or more of our common stock as of July 31, 1999. In general, beneficial ownership includes those shares over which a person has voting or investment power. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days (such as through the exercise of stock options) after July 31, 1999. We obtained the information provided in the following table from filings with the SEC and with the Company.


                                                                                                         PERCENT OF
                                                                                AMOUNT AND                 COMMON
                                       NAME AND ADDRESS OF                      NATURE OF                   STOCK
     TITLE OF CLASS                     BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP        OUTSTANDING(1)
     --------------                     ----------------                   --------------------        --------------
Common Stock, par         Big Foot Financial Corp. Employee                     200,367(2)                    8.8%
value $.01 per share      Stock Ownership Plan Trust
                          Old McHenry Road and Route 83
                          Long Grove, Illinois 60047

Common Stock, par         Wellington Management Company, LLP                    125,000(3)                    5.5%
value $.01 per share      75 State Street
                          Boston, MA 02109

--------------
(1) The total number of shares of common stock outstanding on July 31, 1999 was 2,270,949 shares.

(2) A Plan Administrator, who is an employee of the Company appointed by the Board of Directors, administers the ESOP. The ESOP's assets are held in a trust (the "ESOP Trust"), for which First Bankers Trust Company, N.A. serves as trustee (the "Trustee"). Under the terms of the ESOP, the Trustee votes the shares held by the ESOP Trust based upon directions received from the participants in the ESOP. As of July 31, 1999, 49,602 shares had been allocated to current participants, and 150,765 shares were unallocated. Under the terms of the ESOP, each participant may direct the voting of the shares allocated to such participant. The remaining unallocated shares are voted in the same manner and proportion as the shares allocated, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

(3) Based on a Schedule 13G filed with the SEC on February 8, 1999, these shares of common stock are owned by Wellington Management Company, LLP in its capacity as an investment advisor for First Financial Fund, Inc., an investment company registered under Section 8 of the Investment Company Act.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table shows the number of shares of our common stock beneficially owned by each director and named executive officer identified in the Summary Compensation Table included elsewhere in this proxy statement, and all directors and executive officers of the Company as a group, as of July 31, 1999. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock owned by such person or group.


                                                                              AMOUNT AND            PERCENT OF
                                                                               NATURE OF              COMMON
                                                                              BENEFICIAL               STOCK
NAME                                            TITLE (1)                    OWNERSHIP(2)          OUTSTANDING(3)
----                                            ---------                    ------------          --------------
George M. Briody (4)                President and Director                 78,416 (5)(6)(7)              3.4%

F. Gregory Opelka (8)               Executive Vice President and           58,774 (5)(6)(7)              2.6%
                                    Director

Eugene W. Pilawski (9)              Director                               28,690 (5)(7)                 1.3%

Stephen E. Nelson                   Director                                6,397 (5)(7)                 *

Joseph J. Nimrod (10)               Director                               43,390 (5)(7)                 1.9%

Walter E. Powers, M.D. (11)         Director                               18,103 (5)(7)                 *

Timothy L. McCue (12)               Senior Vice President and              47,890 (5)(6)(7)               2.1%
                                    Chief Financial Officer

All directors and executive                                               510,969 (5)(6)(7)              21.6%
officers as a group
(10 persons)(13)

--------------
*        Less than 1.0% of outstanding common stock.

(1)      Titles are for both the Company and the Bank.

(2) See "Principal Shareholders of the Company" for the definition of "beneficial ownership."

(3) Percentages with respect to each person or group of persons have been calculated on the basis of 2,270,949 shares of common stock, the total number of shares of common stock outstanding as of July 31, 1999, plus the number of shares of common stock which such person or group has the right to acquire within 60 days after July 31, 1999, by the exercise of stock options.

(4) Includes 6,751 shares held in the Fairfield Savings Bank Profit Sharing and Savings Plan ("401(k) Plan") and 1,255 held by Mr. Briody's spouse. Mr. Briody disclaims beneficial ownership of the 1,255 shares held by his spouse.

(5) Includes restricted stock awards of 2,814 shares of common stock made to each of Messrs. Nelson, Pilawski, Nimrod and Powers under the Big Foot Financial Corp. 1997 Recognition and Retention Plan (the "RRP"). Also includes restricted stock awards of 13,465, 11,015 and 11,015 shares of common stock made to Messrs. Briody, Opelka and McCue, respectively, under the RRP. Each recipient of an RRP restricted share award has sole voting power but no investment power over the shares of common stock covered by the award.

(6) The figures shown above include shares held in trust pursuant to the ESOP that have been allocated to individual accounts as follows: Mr. Briody, 5,192 shares; Mr. Opelka, 3,368 shares; Mr. McCue, 3,032 shares; and executive officers as a group, 17,520 shares. Such persons have voting power (subject to the legal duties of the ESOP Trustee) but no investment power, except in limited circumstances, over such shares.

(7) Includes 4,020 shares of common stock that may be acquired by each of Messrs. Pilawski, Nimrod and Powers and 838 shares of common stock that may be acquired by Mr. Nelson pursuant to vested options granted to each outside director under the Big Foot Financial Corp. 1997 Stock Option Plan (the "Stock Option Plan"). The figures above also include 22,112, 15,076, and 15,076 shares of common stock that may be acquired by Messrs. Briody, Opelka and McCue, respectively, under the Stock Option Plan.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(8) Includes 6,000 shares held by Mr. Opelka's spouse and 3,593 shares held by his son. Mr. Opelka disclaims beneficial ownership of the shares held by his spouse and son.

(9) Includes 5,650 shares held by Mr. Pilawski's spouse of which Mr. Pilawski disclaims beneficial ownership.

(10) Includes 11,200 shares held by a corporation of which Mr. Nimrod is a controlling shareholder and 3,950 shares held by his spouse. Mr. Nimrod disclaims beneficial ownership of the 3,950 shares held by his spouse.

(11) Includes 2,899 shares held by Dr. Powers' spouse of which Dr. Powers disclaims beneficial ownership.

(12) Includes 14,400 shares held in the 401(k) Plan and 536 shares held by Mr. McCue's spouse. Mr. McCue disclaims beneficial ownership of the 536 shares held by his spouse.

(13) The amount of shares for all directors and executive officers as a group includes 150,765 shares held by the ESOP Trust, over which certain directors and executive officers may be deemed to have shared investment power, that have not yet been allocated to the individual accounts of the participants as of July 31, 1999. The individual participants in the ESOP have shared voting power with the ESOP Trustee. The amount of shares for all directors and executive officers as a group also includes 73,630 shares held by the RRP trust, over which certain executive officers may be deemed to have shared investment power.

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

        -----------------------------------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTOR

        -----------------------------------------------------------------

GENERAL

         The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three classes with respect to term of office, as nearly equal in number as possible with the terms of one class expiring at each annual meeting. At each annual meeting of shareholders, the successors to the class of directors whose term expires are elected by the shareholders to serve for a term of three years. The Company's Board of Directors currently consists of six members. The Board of Directors appointed Mr. Stephen E. Nelson to the Board in February, 1999 to fill a vacancy created by the death of Mr. Maurice Leahy. Mr. Nelson was also nominated in July, 1999 to stand for election as a director at the 1999 Annual Meeting for a three-year term to expire in 2002. Each of our directors also serves as a director of the Bank.

         If you elect Mr. Nelson, he will hold office until the Annual Meeting in 2002, or until his successor has been duly elected and qualified. Mr. Nelson has consented to being named in this proxy statement and to serve if elected. We know of no reason why Mr. Nelson may be unable to serve as a director. If he is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason this nominee is unable or unwilling to stand for election, the Board will nominate an alternate or reduce the size of the Board of Directors to eliminate the vacancy. The Board must notify the Secretary of the Company in writing of the alternate proposed nominee no fewer than five (5) days prior to the date of the Annual Meeting.

================================================================================
                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
              A VOTE "FOR" THE NOMINEE FOR ELECTION AS A DIRECTOR.
================================================================================

INFORMATION AS TO THE NOMINEE AND CONTINUING DIRECTORS


                                                       POSITIONS HELD WITH             DIRECTOR              TERM
NOMINEE                               AGE(1)               THE COMPANY                 SINCE(2)            EXPIRES
-------                               ------      -----------------------------       ----------           -------
Stephen E. Nelson.................      30       Director                                1999                2002

CONTINUING DIRECTORS
George M. Briody..................      72       President, Director                     1951                2000
Joseph J. Nimrod..................      70       Director                                1978                2000
F. Gregory Opelka.................      71       Executive Vice                          1972                2000
                                                 President, Director
Eugene W. Pilawski................      76       Director                                1990                2001
Walter E. Powers, M.D.............      71       Director                                1977                2001

--------------
(1)      At June 30, 1999.


(2)      Includes terms as a director of Fairfield Savings Bank, F.S.B.

         The principal occupation and business experience of the nominee for election as director and each Continuing Director is set forth below. Positions held by a director or executive officer have been held for at least the past five years unless stated otherwise.

NOMINEE FOR ELECTION AS DIRECTOR

         STEPHEN E. NELSON has served as a director of the Bank and the Company since February, 1999. Mr. Nelson has been employed by the investment firm of Hovde Financial, Inc. for the past five years. Mr. Nelson is a Vice President and specializes in advising Midwestern financial institutions on their respective strategic and financial needs. In this capacity, he is actively involved in structuring and negotiating mergers and acquisitions on their behalf, advising on branch acquisitions and divestitures and recommending capital raising alternatives to tailor specific strategic and financial needs. Mr. Nelson, as an employee of Hovde Financial, Inc., was also involved in our conversion to stock form in December, 1996.

CONTINUING DIRECTORS

         GEORGE M. BRIODY serves as the President and a director of the Bank and the Company. Mr. Briody has been involved in the financial institutions industry for more than 40 years and has served as President of the Bank since 1966 and as a director since 1951. He also has served as a director of the Chicago Area Council, the Illinois Savings and Loan League, the FHLB of Chicago, the U.S. League of Savings Institutions, Inc. and Electronic Funds Transfer Corporations I and II. Mr. Briody is currently a member of the Central Savings and Loan Group. He is also a member of the Illinois and Chicago Bar Associations. He is a past president of the Central Savings and Loan Group and the Illinois Savings and Loan League. Mr. Briody and Mr. Opelka are brothers-in-law.

         JOSEPH J. NIMROD serves as a director of the Bank and the Company and has been a director of the Bank since 1978. Mr. Nimrod is the owner of Joseph Nimrod Decorating Inc., a painting and paperhanging business. He also served as a former officer and a director of the Painters and Decorators Contractors Association and is Chairman of the Washburn Apprentice School of Painting. Mr. Nimrod also serves as a trustee of the Painting Industry Fund.

         F. GREGORY OPELKA serves as the Executive Vice President and a director of the Bank and the Company. Mr. Opelka joined the Bank in 1954 and has served as a director since 1972. He is a member of the Appraisal Institute and holds Member, Senior Real Estate Analyst, and Senior Residential Appraiser designations. He is currently a director of the Market Data Center and an appraisal consultant authoring "Appraisal Report," a quarterly article for the America's Community Banker's member magazine.
Mr. Opelka and Mr. Briody are brothers-in-law.

         EUGENE W. PILAWSKI joined the Bank in 1949 and serves as a director of the Bank and the Company since 1990. Now retired, he had served as Senior Vice President of the Bank from 1987 to 1992. Mr. Pilawski has also served as Vice President and Senior Loan Officer of the Bank. Mr. Pilawski is a member of the Chicago Bar Association. Mr. Pilawski and Dr. Powers are brothers.

         WALTER E. POWERS, M.D. serves as a director of the Bank and the Company and has served as a director of the Bank since 1977. Dr. Powers, now retired, was a radiologist-flight surgeon for United Airlines, Inc. from 1973 to 1985. He is a member of the American Medical Association, Illinois State Medical Society, Chicago Medical Society, American College of Radiology, Radiology Society of North America and Illinois Radiology Society. Dr. Powers and Mr. Pilawski are brothers.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS OF THE COMPANY AND THE BANK

         The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in our day-to-day operations, which is overseen by our executive officers and management. Our directors attend regular meetings of the Board which are generally held on a monthly basis. Our directors also discuss matters relating to the business of the Company and the Bank with the President and Chief Executive Officer, other key executives, and our principal external advisers (legal counsel, independent public accountants, financial advisors and other consultants).

         The Board of Directors held nine regular meetings during the fiscal year ended June 30, 1999. Each incumbent director attended at least 75% of the meetings of the Board of Directors and meetings of the committees on which that particular director served during this period.

         The Company and the Bank have established the following committees of each of their respective Boards of Directors:


AUDIT The Audit Committee meets periodically with the Company's independent COMMITTEE public accountants in connection with the Company's annual financial statement audit and to review and evaluate recommendations made during the annual audit. The Audit Committee also reviews the regulatory reports of examination.

                                 Directors Nimrod and Powers serve as members of the committee.

                                 The Audit Committee met once in the 1999 fiscal year.

MANAGEMENT                       The committee reviews and makes recommendations
SALARY                           to their respective Board of Directors
COMPENSATION                     regarding the compensation of executive
COMMITTEE                        officers of the Company and the Bank.

                                 Directors Powers, Pilawski and Nimrod serve as members of the committee.

                                 The Compensation Committee met once in the 1999 fiscal year.

EXECUTIVE OFFICERS

         The following individuals are executive officers of the Company and hold the offices set forth below opposite their names.


       NAME                       POSITION HELD WITH THE COMPANY
       ----                       ------------------------------
       George M. Briody           President and Chief Executive Officer
       F. Gregory Opelka          Executive Vice President
       Timothy L. McCue           Senior Vice President, Chief Financial Officer
       Robert Jones               Vice President, Chief Savings Officer
       Michael Cahill             Vice President, Controller
       Jerome A. Maher            Vice President, Chief Lending Officer

         The Board of Directors elects the executive officers of the Company, annually. The elected officers hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board of Directors. The Company has entered into Employment Agreements with its executive officers which set forth the terms of their employment. See "--Employment Agreements.

         Biographical information of executive officers who are not directors is set forth below.

         TIMOTHY L. MCCUE, age 54, has served as the Bank's Senior Vice President, Chief Financial Officer since July 1999 and as Vice President, Chief Financial Officer since December 1984. He is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society. Mr. McCue is the Vice Chairman for the Financial Managers Society.

         ROBERT JONES, age 56, has served as the Bank's Vice President, Chief Savings Officer since April 1987. MICHAEL CAHILL, age 45, has served as Vice President, Controller of the Bank since 1986.

         JEROME A. MAHER, age 64, joined the Bank in June, 1996 and has served as Vice President, Chief Lending Officer since February, 1997. Mr. Maher served as Vice President and director of Covenant Mortgage Corporation from March 1994 to June 1996 and as a Senior Vice President of Hanover Capital Mortgage Corporation from July 1993 to February 1994. Prior to that, Mr. Maher was an Executive Vice President and director of Labe Federal Savings and Loan Association.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

MANAGEMENT SALARY COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         THE FOLLOWING REPORT OF THE COMPANY'S MANAGEMENT SALARY COMPENSATION COMMITTEE IS PROVIDED IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE SEC. PURSUANT TO SUCH RULES AND REGULATIONS, THIS REPORT SHALL NOT BE DEEMED "SOLICITING MATERIAL," FILED WITH THE SEC, SUBJECT TO REGULATION 14A OR 14C OF THE SEC OR SUBJECT TO THE LIABILITIES OF SECTION 18 OF THE EXCHANGE ACT.

         Big Foot Financial, Corp. was formed in 1996 for the purpose of becoming the holding company for Fairfield Savings Bank, F.S.B. in a stock conversion that took effect in December 1996. For the fiscal year ended June 30, 1999, substantially all of the business of the Company was conducted through the Bank. During such fiscal year, the Company's Chief Executive Officer and other executive officers served as the Chief Executive Officer and executive officers, respectively, of the Bank and performed substantially all of their services in connection with the management and operation of the Bank. As a result, substantially all compensation of the Chief Executive Officer and all other executive officers for such period was paid by the Bank and determined by the Board of Directors of the Bank on the recommendation of its Management Salary Compensation Committee (the "Bank Management Salary Compensation Committee"). The Board of Directors of the Bank accepted without modification all of the Bank Management Salary Compensation Committee's recommendations on executive compensation for the fiscal year ended June 30, 1999. The Composition of the Bank Management Salary Compensation Committee is the same as that of the Company's Management Salary Compensation Committee.

         It is the Company's policy to cause its executive officers to be compensated, either directly or through its affiliates, using a combination of cash compensation (consisting of base salary and discretionary cash bonuses) and fringe and stock benefit plans. These elements are intended to provide an overall compensation package that is commensurate with the Company's financial resources, that is appropriate to assure the retention of experienced management personnel and align their financial interests with those of the Company's shareholders, and that is responsive to the immediate and long-term needs of executive officers and their families. The compensation practices of other savings and community banks in the geographic area are considered, using information obtained through trade groups and commercial salary surveys, in establishing the overall level of compensation and the components of the compensation package; although salaries are not determined by formula, it has been a general goal to set salaries at levels designed to achieve a ranking at or around the average for thrift institutions of similar asset size operating in urban areas in the Midwest.

         For the fiscal year ended June 30, 1999, base salaries of all executive officers were set at levels determined, in the subjective judgment of the Bank Management Salary Compensation Committee, to be commensurate with the executive officers' customary respective duties and responsibilities and to enable them to maintain appropriate standards of living within their communities. Annual salary rates were, on average, not increased over the prior year's salary rates. Fringe benefit plans, consisting of a pension plan, a profit sharing 401(k) plan providing for employer matching contributions and group insurance coverage, are designed to provide for the health and welfare of the executives and their families as well as for their long-term financial needs. In addition, the Company maintains an ESOP and all executive officers participated in this program for the fiscal year ended June 30, 1999 and received allocations of Common Stock for this past fiscal year. Each executive officer has an individual account within the ESOP Trust which is invested in shares of Common Stock with the result that a portion of each executive officer's long-term retirement savings is tied to the performance of the Bank and the Company. Concurrently with the establishment of the ESOP, the Bank discontinued its prior practice of making profit-sharing contributions to participants in the 401(k) plan, since annual allocations under the ESOP serve the same function as the Bank's profit-sharing contributions.

         The determination of the Chief Executive Officer's compensation for the fiscal year ended June 30, 1999 was based on the same general principles applied to other executive officers and resulted in a $12,000 reduction in base salary, with no cash incentive payment.

         The Bank Management Salary Compensation Committee recognizes that successfully managing and operating a public company entails additional ongoing duties and responsibilities for each executive officer. However, no additional cash compensation has been awarded on this basis. It is the Bank Management Salary Compensation Committee's current judgment that compensation for such duties should take the form of stock-based compensation under the Company's stock benefit plans which encourage and reward performance that enhances shareholder value. In this connection, the Company, with the approval of shareholders, implemented its 1997 Stock Option Plan on June 24, 1997 and its 1997 Recognition and Retention Plan on December 22, 1997. These important stock-based incentive compensation plans assist the Bank and the Company in attracting and retaining senior executive personnel of outstanding caliber who will contribute to the Company's success.


                                          MANAGEMENT SALARY
                                          COMPENSATION COMMITTEE OF BIG
                                          FOOT  FINANCIAL CORP.

                                          JOSEPH J. NIMROD, CHAIRMAN
                                          EUGENE W. PILAWSKI, MEMBER
                                          WALTER E. POWERS, MEMBER



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended June 30, 1999, the Management Salary Compensation Committee consisted of Messrs. Powers, Pilawski and Nimrod. During the 1999 fiscal year there were no interlocks, as defined under the rules and regulations of the SEC, between members of the Management Salary Compensation Committee or executive officers of the Company and corporations with respect to which such persons are affiliated, or otherwise.

PERFORMANCE GRAPH

         The following graph compares the Company's total cumulative shareholder return from December 20, 1996, the date following the Company's initial public offering, to June 30, 1999, to the total return for the Nasdaq Stock Market (U.S.) and the total return for the Nasdaq Bank Index.



                               [GRAPHIC OMITTED]



---------------------------------------------------------------------------------------------------------------------------
                                     12/20/96    12/31/96      6/30/97      12/31/97      6/30/98     12/31/98      6/30/99
                                     --------    --------      -------      --------      -------     --------      -------
Big Foot Financial Corp..........      $100        $130         $161          $210          $180        $143          $150
Nasdaq Stock
   Market (U.S.).................       100         100          112           123           148         173           211
Nasdaq Bank Index................       100         101          126           169           175         168           173

                                        *Assumes $100 invested on December 20, 1996.
                                                Assumes dividends reinvested.
---------------------------------------------------------------------------------------------------------------------------

THERE CAN BE NO ASSURANCE THAT STOCK PERFORMANCE WILL CONTINUE INTO THE FUTURE WITH THE SAME OR SIMILAR TRENDS DEPICTED IN THE GRAPH ABOVE.

DIRECTORS' COMPENSATION

          FEE ARRANGEMENTS. Currently, each director of the Bank receives a monthly fee of $1,100. The total of fees paid to the directors by the Bank for the fiscal year ended June 30, 1999 was approximately $84,150. No additional fees are paid for attendance at board committee meetings, and directors of both the Company and the Bank are not separately compensated for their services on the Board of the Company. Directors have also been granted stock options under the Company's Stock Option Plan and restricted stock awards under the Company's Recognition and Retention Plan. For descriptions of these plans and awards granted under such plans, see "--Benefits -- Stock Option Plan" and "-- Benefits -- Recognition and Retention Plan."

EXECUTIVE COMPENSATION

          COMPENSATION DECISIONS. The Bank pays substantially all of the compensation of the executive officers of the Bank and the Company. The Bank's Board of Directors makes decisions regarding executive compensation based on recommendations of the Bank Management Salary Compensation Committee.

          CASH COMPENSATION. The following table sets forth the cash compensation paid by the Bank for services rendered in all capacities during the fiscal year ended June 30, 1999, to the Chief Executive Officer and all executive officers of the Company who received compensation in excess of $100,000 (the "Named Executive Officers").

                                            SUMMARY COMPENSATION TABLE


                                                                                             LONG TERM COMPENSATION
                                                                                             ----------------------
                                           ANNUAL COMPENSATION(1)(2)                   AWARDS           PAYOUTS
                                           -------------------------                   ------           -------
                                                                  OTHER        RESTRICTED
                                                                 ANNUAL           STOCK                  LTIP         ALL OTHER
   NAME AND PRINCIPAL                                         COMPENSATION       AWARDS       OPTIONS   PAYOUTS     COMPENSATION
        POSITIONS          YEAR     SALARY        BONUS            ($)             (3)          (#)       ($)            (4)
        ---------          ----     ------        -----            ---             ---          ---       ---            ---
George M. Briody,
 President................ 1999   $156,100    $15,990             --               --          --        --             $31,048
                           1998   $167,340    $15,548             --          $370,274         --        --             $39,557
                           1997   $147,840    $14,888             --               --         55,280     --             $25,384

F. Gregory Opelka,
 Executive
 Vice President........... 1999   $112,200    $10,400             --               --          --        --             $21,555
                           1998   $111,745    $10,095             --          $302,899         --        --             $25,101
                           1997   $ 97,850    $ 9,485             --               --         37,693     --             $16,153

Timothy L McCue, Senior
 Vice President and Chief
 Financial Officer........ 1999   $106,800    $ 9,200             --               --          --        --             $20,394
                           1998   $ 99,784    $ 8,941             --          $302,899         --        --             $21,789
                           1997   $ 87,276    $ 8,351             --               --         37,691     --             $14,136

--------------
(1) Under Annual Compensation, the column titled "Salary" includes base salary, director's and/or management fees and payroll deductions for health insurance under the Bank's health insurance plan for the fiscal years ended June 30, 1999, 1998 and 1997.

(2) Figures for the fiscal year ended June 30, 1997 represent amounts paid for the period of 11 months coinciding with the short fiscal year.

(3) Pursuant to the RRP, Mr. Briody, Mr Opelka and Mr. McCue were awarded 19,235, 15,735 and 15,735 shares of restricted stock, respectively as of December 22, 1997, which vest at a rate of 10% on June 30, 1998; 20% on June 30, 1999, 2000, 2001 and 2002; and 10% on January 1, 2003.
         Dividends attributable to such shares are held in the trust fund of the RRP

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)
         and are distributed as soon as it is administratively feasible. The dollar amounts shown in the table for 1998 are based on the fair market value of a share of common stock on December 22, 1997, which was $19.25, multiplied by the total shares granted to the named executive officer. The aggregate fair market value of the unvested restricted stock awards made to Messrs. Briody, Opelka and McCue were $201,975, $165,225 and $165,225, respectively, on June 30, 1999, based on a closing price of $15.00 per share. In the case of death, disability, retirement while in service and after attaining normal retirement age under any applicable tax-qualified retirement plan or prior to the effective date of any change in control of the Company, all restricted stock awards become immediately vested.

(4) Includes (a) employer contributions to the 401(k) Plan for 1999, 1998 and 1997 as follows: Mr. Briody, $1,663, $1,685, and $7,566; Mr.
         Opelka, $1,485, $1,485, and $4,817; and Mr. McCue, $1,404, $1,305, and
         $4,219; and (b) allocations of common stock under the ESOP (valued using a price per share of $15.00, $18.00 and $16.125, the closing sales price for shares of common stock on The Nasdaq Stock Market on June 30, 1999, 1998 and 1997, respectively) for 1999, 1998 and 1997 as follows: Mr. Briody, $29,385, $37,872 and $17,818; Mr. Opelka, $20,070,
         $23,616 and $11,336; and Mr. McCue, $18,990, $20,484 and $9,917.

EMPLOYMENT AGREEMENTS

         The Company and the Bank entered into Employment Agreements with each of Messrs. Briody, Opelka, McCue, Jones, and Cahill effective December 19, 1996, and with Mr. Maher effective October 20, 1998 (collectively, the "Senior Executives"). These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the Senior Executives.

         The Employment Agreements provide for three-year terms. The Bank's Employment Agreements provide that, commencing on the first anniversary date and continuing on each anniversary date thereafter, the Board of Directors may, with the Senior Executive's concurrence, extend the Employment Agreements for an additional year, so that the remaining terms shall be three years, after conducting a performance evaluation of the Senior Executive. The Company's Employment Agreements provide for automatic daily extensions such that the remaining terms of the Employment Agreements shall be three years unless written notice of non-renewal is given by the Board of Directors or the Senior Executive. The Employment Agreements provide that the Senior Executive's base salary will be reviewed annually. This review will be performed by the Management Salary Compensation Committee, and the Senior Executive's base salary may be increased on the basis of such officer's job performance and the overall performance of the Bank. The Employment Agreements also provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as a company car and fees for club and organization memberships deemed appropriate by the Bank or Company and each Senior Executive. The Employment Agreements provide for termination by the Bank or the Company at any time for cause as defined in the Employment Agreements.

         In the event the Bank or the Company chooses to terminate the Senior Executive's employment for reasons other than for cause, or in the event of the Senior Executive's resignation from the Bank and the Company for the reasons specified in the Employment Agreements, the Senior Executive would be entitled to a lump sum cash payment in an amount equal to the present value of the remaining cash compensation due to the Senior Executive and the additional contributions or benefits that would have been earned under any employee benefit plans of the Bank or the Company during the remaining terms of the Employment Agreements and payments that would have been made under any incentive compensation plan during the remaining terms of the Employment Agreements. The Bank and the Company would also continue the Senior Executive's life, health and any disability insurance or other benefit plan coverage for specified periods. Reasons specified as grounds for resignation for purposes of the Employment Agreements are: failure to elect or re-elect the Senior Executive to such officer's offices; failure to vest in the Senior Executive the functions, duties or authority associated with such offices; any material breach of contract by the Bank or the Company which is not cured within 30 days after written notice thereof; and, following a Change of Control (as defined in the Employment Agreements), demotion, loss of title, office or significant authority or responsibility, any reduction in any element of compensation or benefits, any adverse change of location of the principal place of employment or working conditions. In general, for purposes of the Employment Agreements and the plans maintained by the Company or the Bank, a "change of control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security of the Company or the Bank, upon shareholder approval of a merger or consolidation or a change of the majority of the Board of Directors of the Company or the Bank or upon liquidation or sale of substantially all the assets of the Company or the Bank.

         Payments to the Senior Executives under the Bank's Employment Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's Employment Agreements would be made by the Company. To the extent that payments under the Company's Employment Agreements and the Bank's Employment Agreements are duplicative, payments due under the Company's Employment Agreements would be offset by amounts actually paid by the Bank. Senior Executives would be entitled to reimbursement of certain costs incurred in interpreting or enforcing the Employment Agreements.

         Cash and benefits paid to a Senior Executive under the Employment Agreements, together with payments under other benefit plans following a "change of control" of the Bank or the Company, may constitute an "excess parachute" payment under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. The Company's Employment Agreements include a provision indemnifying each Senior Executive on an after-tax basis for any "golden parachute" excise taxes.

BENEFITS

         PENSION PLAN. The Bank maintains the Fairfield Savings Bank Retirement Plan, a non-contributory, tax-qualified defined benefit pension plan (the "Pension Plan") for eligible employees. All employees with more than 1,000 hours of service per year, except leased employees, who have attained age 21 and completed one year of service are eligible to participate in the Pension Plan. The Pension Plan provides a benefit for each participant, including executive officers named in the Summary Compensation Table above. The benefit is equal to an amount (A) minus (B) where (A) is an amount equal to (i) 2% of the participant's final average compensation multiplied by the participant's projected benefit service, reduced by (ii) the participant's social security offset allowance, and such result multiplied by (iii) a fraction, the numerator of which equals the participant's benefit service and the denominator of which is the participant's projected benefit service, and (B) is the amount to which the participant is entitled under the Fairfield Savings and Loan Association Pension Plan (the predecessor of the Pension Plan). A participant's social security offset allowance shall equal 0.6% multiplied by the participant's years of projected benefit service not in excess of 35 years, multiplied by the lesser of the participant's (i) final average offset compensation or (ii) covered compensation, divided by twelve.

         Final average offset compensation is the monthly average of a participant's compensation over sixty (60) consecutive months of employment out of the participant's last 120 month period of employment during which the participant's compensation is the highest. A participant is fully vested in his or her pension after five years of service. The Pension Plan is funded by the Bank on an actuarial basis, and all assets are held in trust by the Pension Plan trustee.

         The following table illustrates the annual benefit payable upon normal retirement at age 65 in the normal form of benefit under the Pension Plan (a straight life annuity) at various levels of annual compensation (12 times final average offset compensation) and years of service under the Pension Plan. The amounts in the table are subject to a social security benefit offset allowance and further reduction by the amount to which a participant is entitled under the Fairfield Savings and Loan Association Pension Plan, a predecessor qualified plan.


                                                                 YEARS OF CREDITED SERVICE
        ANNUAL AVERAGE                                           -------------------------
         COMPENSATION                    15               20               25                 30                 35
         ------------                    --               --               --                 --                 --
        $  125,000              $        37,500  $       50,000    $       62,500     $       75,000    $       87,500
           150,000(1)                    45,000          60,000            75,000             90,000           105,000
           175,000(1)                    52,500          70,000            87,500            105,000           122,500(2)
           200,000(1)                    60,000          80,000           100,000            120,000(2)        140,000(2)

--------------
(1) For the Pension Plan year ended July 31, 1999, the annual compensation for calculating benefits may not exceed $160,000 (as adjusted for subsequent years pursuant to Code provisions).

(2) For the Pension Plan year ended July 31, 1999, the maximum annual benefit under the Pension Plan may not exceed $120,000. The maximum annual benefit will be adjusted in subsequent years pursuant to Code provisions. The Company does not maintain a supplemental plan to make up for benefits that would be paid under the Pension Plan formula in the absence of the limitations under the Code.

         The following table sets forth the years of credited service and the final average compensation (monthly average of a participant's compensation over sixty (60) consecutive months of employment out of the participant's last 120 month period of employment during which the participant's compensation is the highest) determined as of June 30, 1999, the end of the 1999 plan year, for each of the individuals named in the Summary Compensation Table.



                                   YEARS OF CREDITED SERVICE
                                   -------------------------      FINAL AVERAGE
                                     YEARS            MONTHS      COMPENSATION
                                     -----            ------      ------------
Mr. Briody....................        49                0            $147,532
Mr. Opelka....................        44                7              95,238
Mr. McCue.....................        14                6              84,964

         401(K) PLAN. The Bank maintains a 401(k) Plan, which permits salaried employees with at least one year of service to make pre-tax salary deferrals under section 401(k) of the Code and after-tax contributions under section 401(a) of the Code. Salary deferrals are made by election and are limited to 15% of compensation up to $160,000 (for 1999), or to a limit imposed under the Code ($10,000 for fiscal 1999). The Bank makes matching contributions equal to 25% of the amount of pre-tax salary deferrals, up to 6% of salary. The 401(k) Plan also provides for discretionary contributions as the Bank may determine. For plan years beginning prior to August 1, 1996, the 401(k) Plan required the Bank to contribute annually an amount equal to 2% of the base annual salary of participants. Employer contributions, other than matching contributions, were discontinued on a prospective basis in connection with the implementation of the ESOP described herein.

         The 401(k) Plan permits participating employees to invest all or any part of their account balances in the Company's common stock. Common stock held by the 401(k) Plan may be newly issued or treasury shares acquired from the Company or outstanding shares purchased in the open market or in privately negotiated transactions. All common stock held by the 401(k) Plan is held by an independent trustee and allocated to the accounts of individual participants. Participants control the exercise of voting and tender rights relating to the common stock held in their accounts.

         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Company has established, and the Bank has adopted for the benefit of eligible employees, an ESOP and related trust which became effective December 19, 1996. Substantially all employees of the Bank or the Company who have attained age 21 and have completed one year of service may be eligible to become participants in the ESOP. The ESOP purchased eight percent (8%) of our common stock issued in our conversion to stock form. Although contributions to the ESOP are discretionary, the Company and the Bank intend to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. This loan is for a term of 10 years, with interest at the rate of 8% per annum and level annual payments of principal plus accrued interest, designed to amortize the loan over its term. The loan also permits optional prepayments. The Company and the Bank may make additional annual contributions to the ESOP to the maximum extent deductible for federal income tax purposes.

         Shares purchased by the ESOP are initially pledged as collateral for the loan and will be held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares will be released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares will be allocated among the accounts of participants on the basis of the participants' base taxable salary for the year of allocation. Benefits generally become vested at the rate of 20% per year beginning on completion of a participant's third year of service with 100% vesting after seven years of service (including past service). Participants also become immediately vested upon termination of employment due to death, retirement at age 65 or older, permanent disability or upon the occurrence of a change of control. Forfeitures of unvested amounts will be reallocated among remaining participating employees in the same proportion as contributions.

         In connection with the establishment of the ESOP, a Plan Administrator was appointed to administer the ESOP (the "Plan Administrator"). The Plan Administrator may instruct the ESOP Trustee regarding investment of funds contributed to the ESOP. The ESOP Trustee, subject to their fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of ERISA.

         The ESOP may purchase additional shares of common stock in the future, in the open market or otherwise, and may do so either on a leveraged basis with borrowed funds or with cash dividends, periodic employer contributions or other cash flow. Whether such purchases will be made and the terms and conditions of any such purchases will be determined by the ESOP's fiduciaries taking into account such factors as they consider relevant at the time, including their judgment as to the attractiveness of common stock as an investment, the price at which common stock may be purchased and, in the case of leveraged purchases, the terms and conditions on which borrowed funds are available and the willingness of the Company or the Bank to offer purchase money financing or guarantee purchase money financing offered by third parties.

         STOCK OPTION PLAN. The Company's Board of Directors adopted the Stock Option Plan and the Company's shareholders approved it at a special meeting on June 24, 1997. The purpose of the Stock Option Plan continues to be to promote the growth of the Company, the Bank and other affiliates by linking the incentive compensation for officers, key employees and directors with the profitability of the Company. The Stock Option Plan is not subject to ERISA and is not a tax-qualified plan. The maximum aggregate number of shares of common stock available for issuance upon the exercise of stock options granted under the Stock Option Plan is 258,143.

         The members of the Board's Compensation Committee who are disinterested directors ("Option Committee") administer the Stock Option Plan. In general, both "incentive stock options" and non-qualified stock options to purchase the Company's common stock ("Options") may be granted to eligible officers, employees and outside directors, subject the restrictions of the Code. The Option Committee has discretion under the Stock Option Plan to establish certain material terms of the Options granted to officers and employees provided such grants are made in accordance with the Plan's requirements. All Options granted to outside directors are by automatic formula grant and the Option Committee has no discretion over the material terms of these grants. As of the effective date of the Stock Option Plan, each outside director of the

Company was granted a non-qualified stock option to purchase an aggregate of 10,051 shares of common stock at an exercise price of $15.625 per share. Mr. Stephen E. Nelson, a director appointed on February 23, 1999 and a nominee for election as a director, was granted a non-qualified stock option to purchase an aggregate of 6,868 shares of common stock at an exercise price of $12.8125 per share which vests as follows: 838 shares at June 24, 1999 and 2,010 shares at June 24, 2000, 2001, and 2002.

         All stock options granted under the Plan generally vest in 20% increments over a five year period, subject to full vesting upon the optionee's death, disability, retirement or upon a change in control of the Company, as defined in the Stock Option Plan, beginning June 24, 1998. The Company believes the use of a vesting schedule will encourage each Option recipient to remain in the service of the Company (or an affiliate) and contribute to its profitability in order to enjoy the full economic benefit of the Option. The Company has reserved the right to amend or terminate the Plan, in whole or in part, subject to the requirements of all applicable laws.

         The following table provides certain information with respect to the number of shares of common stock acquired through the exercise of, or represented by, outstanding stock options held by the Named Executive Officers on June 30, 1999.


                                            FISCAL YEAR END OPTIONS/SAR VALUES

                                                               NUMBER OF SECURITIES            VALUE OF UNEXCERCISED
                                                              UNDERLYING UNEXERCISED               IN-THE-MONEY
                            SHARES            VALUE           OPTIONS/SARS AT FISCAL          OPTIONS/SARS AT FISCAL
                          ACQUIRED ON      REALIZED ON               YEAR-END                        YEAR-END
                           EXERCISE         EXERCISE                   (#)                              ($)
    NAME                    (#) (1)            ($)          EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE (2)
    ----                    -------            ---          -------------------------      -----------------------------
George M. Briody              --               --                 22,112/33,168                         N/A
F. Gregory Opelka             --               --                 15,076/22,617                         N/A
Timothy L. McCue              --               --                 15,076/22,615                         N/A

--------------
(1) None of the Named Executive Officers exercised options during the fiscal year ended June 30, 1999.

(2) Of the total outstanding stock options held by Mr. Briody, Mr. Opelka and Mr. McCue, all of the unexercisable options are "out-of-the-money" options at June 30, 1999, i.e., the exercise price of the options was greater than the closing price of the Company's common stock at June 30, 1999.

         The Shares reserved for issuance upon exercise of options may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any Shares subject to options under the Stock Option Plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall again be available to support additional grants under the Stock Option Plan.

         RECOGNITION AND RETENTION PLAN. The Board of Directors of the Company adopted the RRP and it was approved by the Company's shareholders at the 1997 Annual Meeting. Similar to the Stock Option Plan, the RRP functions as a long-term incentive compensation program for eligible officers, employees and outside directors of the Company, the Bank and other affiliates. The RRP is administered by the members of the Board's Compensation Committee who are disinterested directors ("RRP Committee"). All costs and expenses of administering the RRP are paid by the Company.

         As required by the terms of the RRP, the Company has established a trust ("Trust") and has contributed to the Trust, funds sufficient to purchase up to 106,929 shares of Common stock ("Restricted Stock Awards") that may be granted under the RRP. Shares of common stock subject to a Restricted Stock Award are held in the Trust until the Award vests at which time the shares of common stock attributable to the portion of the Award that has vested are distributed to the Award holder. An Award recipient is entitled to exercise voting rights and receive cash dividends with respect to the shares of common stock subject to his Award, whether or not the underlying shares have vested. If an individual award recipient terminates service prior to full vesting of the Restricted Stock Awards granted pursuant to the RRP, the shares subject to the award will be forfeited and returned to the Company.

         Restricted Stock Awards are granted under the RRP on a discretionary basis to eligible officers and executives selected by the RRP Committee and are awarded to outside directors pursuant to the terms of the RRP. As of July 31, 1999, each outside director, Messrs. Pilawski, Nimrod and Powers, has been granted a Restricted Stock Award with respect to 4,020 shares of Common stock. As of July 31, 1999, outside director Mr. Nelson has been granted a Restricted Stock Award with respect to 3,149 shares of common stock which vests as follows:
335 shares at June 30, 1999; 804 shares at June 30, 2000, 2001 and 2002; and 402 shares at June 30, 2003. All outstanding Restricted Stock Awards to eligible directors (with the exception of Mr. Nelson) and eligible employees will vest and become distributable at the rate of 10% at June 30, 1999, 20% at June 30, 1999, 2000, 2001, and 2002; and 10% at January 1, 2003, subject to automatic full vesting on the date of the Award holder's death, disability or retirement while in service and after attaining age 65 or upon the effective date of a change in control of the Company.

         The Company may amend or terminate the RRP, in whole or in part, at any time, subject to the requirements of all applicable laws.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         Under applicable federal law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank has made loans or extended credit to executive officers and directors and also to certain persons related to executive officers and directors. All such loans were made by the Bank in the ordinary course of business and were not made with more favorable terms nor did they involve more than the normal risk of collectibility or present unfavorable features. The outstanding principal balance of such loans to directors, executive officers and their associates totaled $438,000 or 1.3% of the Company's shareholders' equity at June 30, 1999.

         The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and any person holding more than ten percent of the Company's common stock, file with the SEC reports of ownership and changes in ownership, and that such individuals furnish the Company with copies of the reports.

         Based solely on our review of the copies of such reports that we have received, or written representations from certain reporting persons, we believe that all of our executive officers and directors complied with all Section 16(a) filing requirements applicable to them.

        -----------------------------------------------------------------

                                   PROPOSAL 2

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        -----------------------------------------------------------------

         The Board of Directors has appointed KPMG LLP as our independent public accountants for the fiscal year ending June 30, 2000, and we are asking shareholders to ratify the appointment. We expect representatives of KPMG LLP to attend the Annual Meeting and to be available to respond to appropriate questions. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify KPMG LLP's appointment.

================================================================================
         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
                   RATIFICATION OF THE APPOINTMENT OF KPMG LLP
               AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.
================================================================================

                             ADDITIONAL INFORMATION

INFORMATION ABOUT SHAREHOLDER PROPOSALS

         Under the proxy solicitation regulations of the SEC, if you wish to submit a proposal to be included in our proxy statement for the 2000 Annual Meeting, we must receive it by May 20, 2000. SEC rules contain standards as to whether shareholder proposals are required to be included in the proxy statement. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the rules and regulations promulgated by the SEC.

         In addition, under the Company's Bylaws, if you wish to nominate a director or bring other business before an annual meeting:

         o You must be a shareholder of record and have given timely notice in writing to the Secretary of the Company; and

         o Your notice must contain specific information required in our Bylaws.


                                       By Order of the Board of Directors,



                                       /s/ Barbara J. Urban
                                       --------------------
                                       Barbara J. Urban
                                       SECRETARY

Long Grove, Illinois
September 17, 1999


================================================================================
TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.
================================================================================

                                                                 REVOCABLE PROXY

                            BIG FOOT FINANCIAL CORP.
                          OLD MCHENRY ROAD AND ROUTE 83
                           LONG GROVE, ILLINOIS 60047

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               BIG FOOT FINANCIAL CORP. FOR THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON OCTOBER 19, 1999.

         The undersigned shareholder of Big Foot Financial Corp. hereby appoints George M. Briody, F. Gregory Opelka and Timothy L. McCue, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Big Foot Financial Corp. held of record by the undersigned on September 3, 1999, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m., Central Time, on October 19, 1999, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE LISTED IN ITEM 1 AND FOR THE PROPOSAL LISTED IN ITEM 2.

    PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

The Board of Directors unanimously  recommends a vote "FOR" the nominee named in
Item 1 and a vote "FOR" the proposal in Item 2.

1. Election of one Director for a term of   FOR    WITHHOLD AUTHORITY   2. Ratification of the appointment of  FOR  AGAINST  ABSTAIN
   three years.                                                            KPMG LLP as independent auditors
   NOMINEE: Stephen E. Nelson               / /          / /               for the fiscal year ending
                                                                           June 30, 2000.                      / /    / /      / /


                    I will attend the Annual Meeting.


                    The undersigned hereby acknowledges receipt of the Notice of the 1999 Annual Meeting of Shareholders and the Proxy Statement for the Annual Meeting.


                    -----------------------------------------------------------


                    -----------------------------------------------------------
                    Signature(s)

                    Dated:____________________________________________ , 1999

                    Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

                    [Letterhead of Big Foot Financial Corp.]




                                        September 17, 1999



TO:      ALL RECOGNITION AND RETENTION PLAN ("RRP") PARTICIPANTS

Re:      Annual Meeting of Shareholders to be held on October 19, 1999
         -------------------------------------------------------------

Dear Participants:

         As you know, Big Foot Financial Corp. ("Company") maintains the Big Foot Financial Corp. 1997 Recognition and Retention Plan ("RRP") which provides for stock awards ("Awards") to certain eligible officers and directors of the Company. A trust has been established for the RRP which holds shares of the Company's common stock pending allocation or distribution to participants in the RRP. An independent corporate trustee ("Trustee") has been appointed for the RRP trust.

         As a participant in the RRP, you have the right to direct the Trustee how to vote the unvested shares of common stock that have been allocated to you under the RRP Award and are currently held by the RRP, on the proposals to be voted on by the Company's shareholders at the Annual Meeting of Shareholders of the Company to be held on October 19, 1999 ("Annual Meeting"). In connection therewith, enclosed are the following documents:

         1.      RRP Confidential Voting Instruction Form;
         2. Proxy Statement for the 1999 Annual Meeting, dated September 17, 1999 including a Notice of the 1999 Annual Meeting of Shareholders; and
         3.      1999 Annual Report to Shareholders.

         RRP participants may direct how the Trustee should vote the unvested shares of his or her RRP Award held in the RRP Trust as of the close of business on September 3, 1999. The Trustee will vote unvested shares of the Company's common stock subject to your RRP Award in accordance with the instructions given on the enclosed RRP Confidential Voting Instruction Form. The number of unvested shares contained in your RRP Award are shown on the enclosed RRP Confidential Voting Instruction Form.

         The Trustee's fiduciary duties require it not to vote any unvested shares allocated to a participant's RRP Award for which it receives no voting instructions. To the extent that shares have not been allocated to any participant's RRP Award, such shares shall be voted by the Trustee in such manner as the Committee of the RRP shall direct to reflect the voting instructions given by participants for those unvested shares contained in participants' RRP Awards.

                          *    *    *    *    *

         Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed RRP Confidential Voting Instruction Form. RETURN IT DIRECTLY TO THE TRUSTEE USING THE POSTAGE-PAID RETURN ENVELOPE PROVIDED. The Confidential Voting Instruction Forms must be received by the Trustee no later than October 12, 1999. Your vote will not be revealed to any personnel of the Company or the Bank.

         IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE RRP, PLEASE CALL MR. TIMOTHY L. MCCUE AT (847) 634-2100.

                                         Very truly yours,


                                         THE MANAGEMENT SALARY COMPENSATION
                                         COMMITTEE OF BIG FOOT FINANCIAL CORP.

Enclosures

                            BIG FOOT FINANCIAL CORP.

                         CONFIDENTIAL VOTING INSTRUCTION

                     SOLICITED BY THE COMPENSATION COMMITTEE
                           OF BIG FOOT FINANCIAL CORP.
                       1997 RECOGNITION AND RETENTION PLAN


         The undersigned participant of the Big Foot Financial Corp. 1997 Recognition and Retention Plan (the "RRP") hereby provides the voting instructions specified to the trustee ("Trustee") of the RRP trust (the "RRP Trust"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Big Foot Financial Corp. that are held by the Trustee, in its capacity as Trustee of the RRP, as of September 3, 1999, at the 1999 Annual Meeting of Shareholders of Big Foot Financial Corp. to be held on October 19, 1999, and at any adjournment or postponement thereof.

         As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated September 17, 1999, the Trustee will vote the common stock of Big Foot Financial Corp. held by the RRP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Management Salary Compensation Committee dated September 17, 1999.



         (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

         THE BOARD OF DIRECTORS OF BIG FOOT FINANCIAL CORP. RECOMMENDS A VOTE "FOR" THE NOMINEE IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE NOMINEE IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF BIG FOOT FINANCIAL CORP. OR FAIRFIELD SAVINGS BANK, F.S.B.



    -----------------------      -------------------------------------------
    Participant                  RRP Common Stock (as of September 3, 1999)

                                                Please mark your votes like this
                                                            /X/


------------------------------------------------------------------------------------------------------------------------------------
1.        Election of one Director for a term of three years each.   Nominee: Stephen E. Nelson      FOR    WITHHOLD AUTHORITY
                                                                                                     / /         / /

------------------------------------------------------------------------------------------------------------------------------------
2.        Ratification of the appointment of KPMG LLP as independent public accountants of  FOR        AGAINST         ABSTAIN
          Big Foot Financial Corp. for the fiscal year ending June 30, 2000.                 / /         / /             / /

------------------------------------------------------------------------------------------------------------------------------------

       In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustees.

       All proposals listed above in this Confidential Voting Instruction were proposed by Big Foot Financial Corp.

       The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of Annual Meeting of Shareholders of Big Foot Financial Corp., a Proxy Statement dated September 17, 1999 for the Annual Meeting and a 1999 Annual Report to Shareholders.

         PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN OCTOBER 12, 1999.


                    ------------------------------------------------------------
                    Date


                    ------------------------------------------------------------
                    Signature


                    Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                    [Letterhead of Big Foot Financial Corp.]



                                        September 17, 1999



TO:      ALL EMPLOYEE STOCK OWNERSHIP PLAN
         AND 401(K) SAVINGS PLAN PARTICIPANTS

Re:      Annual Meeting of Shareholders to be held on October 19, 1999
         -------------------------------------------------------------


Dear Participants:

         As you know, Big Foot Financial Corp. (the "Company") maintains the Employee Stock Ownership Plan (the "ESOP") for employees of Fairfield Savings Bank, F.S.B. (the "Bank") and the Profit Sharing and Savings Plan ("401(k) Plan") which includes an investment alternative to purchase the stock of the Company using funds from your 401(k) Plan account (the "401(k) Stock Fund"). The 401(k) Stock Fund and the ESOP each hold shares of the Company's common stock for the benefit of participants in those plans. These shares are held by independent trustees - First Bankers Trust Company, N.A. for the ESOP and George
M. Briody, F. Gregory Opelka and Eugene W. Pilawski for the 401(k) Plan - (in each case, the "Trustee"). Shares purchased by the ESOP are being held by the Trustee to be given to ESOP participants over a period of years. Shares that you have purchased for your account in the 401(k) Stock Fund are being held by the Trustee for your benefit. Both the ESOP and the 401(k) Plan allow participants in each respective plan (including former participants and beneficiaries) to have certain voting rights at the Company's shareholder meetings.

         In connection with the Annual Meeting of Shareholders of Big Foot Financial Corp. to be held on October 19, 1999, enclosed are the following documents:

          1. Confidential Voting Instruction card for the ESOP (blue card) with return envelope;
          2. Confidential Voting Instruction card for the 401(k) Plan (yellow card) with return envelope;
          3. Proxy Statement for the 1999 Annual Meeting dated September 17, 1999, including a Notice of the 1999 Annual Meeting of Shareholders; and
          4.   1999 Annual Report to Shareholders.

         As a participant in the ESOP and/or the 401(k) Stock Fund, you have the right to direct the respective Trustee how to vote the shares held for your account by the ESOP and/or shares in the

401(k) Stock Fund as of September 3, 1999, the record date for the Annual Meeting (the "Record Date"), on the proposals to be voted by the Company's shareholders. Your rights as a participant in the ESOP and/or 401(k) Plan will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

ANTICIPATED PROPOSALS.

         ESOP PARTICIPANTS.

         Each ESOP participant has the right to specify how the Trustee, as Trustee for the ESOP, should vote the shares in his or her ESOP account as of the Record Date. In general, the Trustee will vote the shares in your ESOP account by casting votes on each proposal as you specify on the blue Confidential Voting Instruction card accompanying this letter. The number of shares in your ESOP account as of the Record Date are shown on the enclosed blue Confidential Voting Instruction card.

         The Trustee's fiduciary duties require it to vote any shares for which it receives no voting instructions, as well as any shares not yet given to ESOP participants, in a manner determined to be prudent and solely in the interest of the participants and beneficiaries. If you do not direct the Trustee how to vote the shares in your ESOP account, the Trustee will, to the extent consistent with its fiduciary duties, vote your shares in a manner calculated to most accurately reflect the instructions received from other participants in the ESOP. The same is true of shares not yet placed in anyone's ESOP account.

         If you do not have any shares allocated to your account in the ESOP as of September 3, 1999, there will be no blue Confidential Voting Instruction card for the ESOP enclosed with this letter.

         401(K) STOCK FUND PARTICIPANTS.

         In general, participants with investments in the 401(k) Stock Fund have the right to direct how the Trustee should vote the shares that are held on the participant's behalf in the 401(k) Stock Fund. In general, the Trustee will vote FOR and AGAINST each proposal specified on the yellow Confidential Voting Instruction card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by 401(k) Plan participants entitled to give voting instructions. The instructions given by each 401(k) Plan participant will be weighted according to value of his or her respective interest in the 401(k) Stock Fund as of September 3, 1999. For purposes of the 401(k) Plan, if you ABSTAIN as to a proposal, or if you do not return your yellow Confidential Voting Instruction card for the 401(k) Plan to the Trustee by October 12, 1999, your instructions will not be counted.

         If you do not have any shares of Company common stock allocated to your 401(k) Plan account as of September 3, 1999, there will be no yellow Confidential Voting Instruction card for the 401(k) Stock Fund enclosed with this letter.

UNANTICIPATED PROPOSALS.

         It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction cards will be presented for shareholder action at the 1999 Annual Meeting of Shareholders. If this should happen, the Trustee of the ESOP and the Trustee of the 401(k) Stock Fund will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                             *    *    *    *    *

         Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card or cards to signify your direction to the respective Trustee. YOU SHOULD THEN SEAL THE COMPLETED CARD OR CARDS IN THE ENCLOSED ENVELOPE AND RETURN IT DIRECTLY TO THE RESPECTIVE TRUSTEE. The Confidential Voting Instruction card or cards must be received by the Trustees no later than October 12, 1999.

         PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY THE TRUSTEES, WHO HAVE BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT THE BANK OR THE COMPANY. IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE ESOP OR 401(K) PLAN, PLEASE CALL MR. TIMOTHY L. MCCUE AT (847) 634-2100 .


                                         Very truly yours,

                                         THE MANAGEMENT SALARY COMPENSATION
                                         COMMITTEE OF BIG FOOT FINANCIAL CORP.


Enclosures

                            BIG FOOT FINANCIAL CORP.

                         CONFIDENTIAL VOTING INSTRUCTION

            SOLICITED BY THE MANAGEMENT SALARY COMPENSATION COMMITTEE
                           OF BIG FOOT FINANCIAL CORP.
                      FOR THE EMPLOYEE STOCK OWNERSHIP PLAN
                           OF BIG FOOT FINANCIAL CORP.

         The undersigned participant, former participant or beneficiary of a deceased former participant in the Big Foot Financial Corp. Employee Stock Ownership Plan (the "ESOP") hereby provides the voting instructions hereinafter specified to the Trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Big Foot Financial Corp. that are held by the Trustee, in its capacity as Trustee of the ESOP, as of September 3, 1999, at the 1999 Annual Meeting of Shareholders of Big Foot Financial Corp. to be held on October 19, 1999, and at any adjournment or postponement thereof.

         As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated September 17, 1999, the Trustee will vote the common stock of Big Foot Financial Corp. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Management Salary Compensation Committee dated September 17, 1999.



         (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

         THE BOARD OF DIRECTORS OF BIG FOOT FINANCIAL CORP. RECOMMENDS A VOTE "FOR" THE NOMINEE IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE NOMINEE IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF BIG FOOT FINANCIAL CORP. OR FAIRFIELD SAVINGS BANK, FSB.




    -----------------------      -------------------------------------------
    Participant                  ESOP Common Stock (as of September 3, 1999)




                                                Please mark your votes like this
                                                            /X/


------------------------------------------------------------------------------------------------------------------------------------
1.         Election of one Director for a term of three years.  Nominee: Stephen E. Nelson        FOR    WITHHOLD AUTHORITY
                                                                                                  / /         / /

------------------------------------------------------------------------------------------------------------------------------------
2.         Ratification of the appointment of KPMG LLP as independent public accountants of    FOR        AGAINST         ABSTAIN
           Big Foot Financial Corp. for the fiscal year ending June 30, 2000.                   / /         / /             / /

------------------------------------------------------------------------------------------------------------------------------------

         In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

         All proposals listed above in this Confidential Voting Instruction were proposed by Big Foot Financial Corp.

         The undersigned hereby instructs the Trustee to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of the 1999 Annual Meeting of Shareholders of Big Foot Financial Corp., a Proxy Statement dated September 17, 1999 for the 1999 Annual Meeting and a 1999 Annual Report to Shareholders.

         PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN OCTOBER 12, 1999.


                    ------------------------------------------------------------
                    Date


                    ------------------------------------------------------------
                    Signature


                    Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                            BIG FOOT FINANCIAL CORP.

                         CONFIDENTIAL VOTING INSTRUCTION

            SOLICITED BY THE MANAGEMENT SALARY COMPENSATION COMMITTEE
                           OF BIG FOOT FINANCIAL CORP.
           FOR FAIRFIELD SAVINGS BANK PROFIT SHARING AND SAVINGS PLAN

         The undersigned participant, former participant or beneficiary of a deceased former participant in the Fairfield Savings Bank Profit Sharing and Savings Plan (the "401(k) Plan") hereby provides the voting instructions hereinafter specified to the Trustee of the 401(k) Plan (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Big Foot Financial Corp. that are held by the Trustee, in its capacity as Trustee of the 401(k) Plan, as of September 3, 1999, at the 1999 Annual Meeting of Shareholders of Big Foot Financial Corp. to be held on October 19, 1999, and at any adjournment or postponement thereof.

         As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated September 17, 1999, the Trustee will vote the common stock of Big Foot Financial Corp. held by the 401(k) Plan Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Management Salary Compensation Committee dated September 17, 1999.



         (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

         THE BOARD OF DIRECTORS OF BIG FOOT FINANCIAL CORP. RECOMMENDS A VOTE "FOR" THE NOMINEE IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE NOMINEE IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF BIG FOOT FINANCIAL CORP. OR FAIRFIELD SAVINGS BANK, FSB.




    ------------------  --------------------------------------------------------
    Participant         401(k) Stock Fund Common Stock (as of September 3, 1999)


                                                Please mark your votes like this
                                                            /X/


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
1.        Election of one Director for a term of three years.  Nominee:  Stephen E. Nelson   FOR    WITHHOLD AUTHORITY
                                                                                             / /         / /

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2.        Ratification of the appointment of KPMG LLP, as independent public accountants  FOR        AGAINST         ABSTAIN*
          of Big Foot Financial Corp. for the fiscal year ending June 30, 2000.            / /         / /             / /

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

*For purposes of your 401(k) Plan account, abstaining is the same as not voting.

         In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

         All proposals listed above in this Confidential Voting Instruction were proposed by Big Foot Financial Corp.

         The undersigned hereby instructs the Trustee to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of the 1999 Annual Meeting of Shareholders of Big Foot Financial Corp., a Proxy Statement dated September 17, 1999 for the 1999 Annual Meeting and a 1999 Annual Report to Shareholders.

         PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN OCTOBER 12, 1999.


                    ------------------------------------------------------------
                    Date


                    ------------------------------------------------------------
                    Signature

                    Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.